EXHIBIT 10.16

PLACEMENT AGENT AGREEMENT

Dated December 15, 2006

Newbridge Securities Corporation

1451 West Cypress Creek Road, Suite 204

Fort Lauderdale, FL 33309

Gentlemen:

1.

Offering.

A.

The Quantum Group, Inc., a Nevada corporation (the “Company”), hereby engages Newbridge Securities Corporation (“Newbridge”) as “Placement Agent” to act as its exclusive placement agent in connection with the issuance and sale by the Company (the “Offering”) of up to $3,000,000 or 60 Units, at $50,000 per Unit, on a “best efforts” basis.  Each Unit consists of a $50,000 eight percent (8%) convertible debenture (the “Debentures”) and a certain number of shares of Common Stock of the Company for each Debenture sold in the Offering which number is equal to the principal amount of the Debenture divided by $0.33 (the “Debenture Shares”) (or 151,515 shares per Unit).  The Placement Agent is hereby authorized to engage, at its option, the services of other broker-dealers who are members of the National Association of Securities Dealers, Inc. (“NASD”) to assist it in soliciting subscribers and to remit to such broker-dealers the commissions payable to the Placement Agent hereunder as it shall determine.

The Offering is subject to (i) the terms and conditions set forth in the Company’s Confidential Private Offering Memorandum (such memorandum with all amendments and exhibits thereto (the “Memorandum”)).  The Offering is also subject to a subscription agreement and questionnaire, both of which are attached as Exhibits to the Memorandum (collectively, the “Subscription Agreements”) (The Subscription Agreement and the Memorandum are collectively referred to as the “Offering Documents”).  The Company shall issue and sell to Placement Agent or its designee(s), for nominal consideration, Warrants equal to one Warrant for each Debenture sold in the Offering (the “Placement Agent Warrants”).  Each Placement Agent Warrant entitles the holder to purchase 15,151 shares of Common Stock for a period of five (5) years exercisable at $0.33 per share.

The Debentures, the Debenture Shares, the Placement Agent Warrants, and the Common Stock included in the Placement Agent Warrants (“Placement Agent Shares”) are hereinafter sometimes collectively referred to as the “Securities.”

The Debentures and Warrants will be offered to investors (“Purchasers”) without registration under the Securities Act of 1933, as amended (the “Securities Act”).  The Company shall use its reasonable best efforts to include the Conversion Shares underlying the Debentures, the Debenture Shares, and the Shares underlying the Placement Agent Warrants (the “Registrable Securities”) in the registration statement, subject to a 180 day underwriter’s lock-up and any other restrictions required by a National Securities Exchange as a condition to listing such securities for trading on such exchange. In the event all of the Registrable Securities can not be included in such registration statement, the Company shall use its reasonable best efforts to file a resale registration statement for the Registrable Securities no later than the earlier of (a) June 1, 2007, or (b) 30 days following the effective date of a public secondary offering underwritten by Newbridge Securities Corp., and shall use its reasonable best efforts to cause such registration statement to become effective within 90 days after filing. The Placement Agent will be granted certain “piggy-back” registration rights with respect to the Placement Agent Warrants on terms no less favorable than those offered to any Purchaser.

B.

The Debentures will be offered by the Placement Agent on a “best efforts” basis.  The Company will issue the certificates representing the Debentures at one or more closings (the “Closing”) after subscriptions have been received and accepted by the Company and when funds from investors have cleared the banking system in the normal course of business.

C.

The Offering shall terminate on the earlier of the sale of 60 Units or January 31, 2007, unless extended without notice by the Company and the Placement Agent for up to two (2) additional 30 day periods (the “Termination Date”).  The minimum subscription is One Unit ($50,000), although the Company reserves the right to accept a limited number of subscriptions for less than one Unit.  The Company reserves the right to accept or reject any subscription in whole or in part and any subscription that is not accepted will be returned without interest or deductions. With respect to any subscriptions that are received by the Placement Agent or accepted by the Company subsequent to the Offering Period, all funds received by investors will be returned thereto, without interest thereon or deduction therefrom. The Company and Placement Agent reserve the right to reject any and all subscription agreements.

2.

Information.

A.

The Debentures shall have the terms set forth in and shall be offered by the Company by means of the Offering Documents.  Payment for the Debentures shall be made by check, money order or wire transfer as more fully described in the Subscription Agreement.  The minimum purchase by any Purchaser shall be $50,000 per Debenture sold in the Offering, unless subscriptions for lesser amounts are accepted at the discretion of the Company and the Placement Agent.  The Placement Agent and the Company agree that the Debentures will be offered solely to “accredited investors” within the meaning of Rule 501 of Regulation D (“Accredited Investors”) promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act and Rule 506 of Regulation D under the Securities Act.

B.

All funds received from subscriptions arranged will be promptly transmitted to the escrow account maintained at US Bank and designated as “US Bank/The Quantum Group, Inc. - Escrow Account.”  In the event that a Closing occurs, the funds received in respect of the Debentures closed on will be forwarded to the Company, against delivery of the appropriate amount of the Debentures, net of (i) the placement agent commission equal to cash in an amount equal to ten percent (10%) of the gross proceeds of the Debentures sold in the Offering, (ii) a three percent (3%) non-accountable expense allowance, (iii) the Placement Agent Warrants, and

(iv) any out-of-pocket costs and expenses paid or to be paid by the Placement Agent including, but not limited to, travel, due diligence, printing, mailing and legal expenses; plus legal expenses subject to a cap of $10,000, provided that any non-legal expense in excess of $500 shall require prior approval by the Company.

C.

The Company and Placement Agent reserve the right to reject any subscriber, in whole or in part, in their sole reasonable discretion. Funds received by the Company from any subscriber whose subscription is rejected will be returned to such subscriber, without deduction therefrom or interest thereon, but no sooner than such funds have cleared the banking system in the normal course of business.

3.

Representations, Warranties and Covenants of Placement Agent.

The Placement Agent represents, warrants and covenants as follows:

A.

It has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

B.

The execution and delivery by the Placement Agent of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which a Placement Agent is a party or by which a Placement Agent or its properties are bound, or any judgment, decree, order or, to a Placement Agent’s knowledge, any statute, rule or regulation applicable to a Placement Agent.  This Agreement constitutes the legal, valid and binding obligation of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, except to the extent that (i) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof is subject to general principles of equity, or (iii) the indemnification provisions hereof may be held to be violative of public policy.

C.

The Placement Agent will deliver to each Purchaser, prior to any submission by such person of a written offer relating to the purchase of the Debentures, a copy of the Offering Documents, as they may have been most recently amended or supplemented by the Company.

D.

Upon receipt of an executed Subscription Agreement, the Placement Agent will promptly forward the original subscription documents to the Company.

E.

The Placement Agent will not deliver the Offering Documents to any person they do not reasonably believe to be an Accredited Investor or to any person in a state where it does not reasonably believe that the Offering is exempt from the applicable state “Blue Sky” laws.

F.

The Placement Agent will not intentionally take any action which it reasonably believes would cause the Offering to violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the respective rules and regulations promulgated thereunder (the “Rules and Regulations”).

G.

The Placement Agent shall have no obligation to insure that (i) any check, note, draft or other means of payment for the Debentures will be honored, paid or enforceable against the subscriber in accordance with its terms; or (ii) subject to the performance of the Placement Agent’s obligations and the accuracy of the Placement Agent’s representations and warranties hereunder, (a) the Offering is exempt from the registration requirements of the Securities Act or any applicable state “Blue Sky” law; or (b) any prospective Purchaser is an Accredited Investor; provided that Placement Agent will not deliver the Offering Documents to any person they do not reasonably believe to be an Accredited Investor.

H.

The Placement Agent is a member in good standing of the NASD and is a broker-dealer registered as such under the Exchange Act and under the securities laws of the states in which the Securities will be offered or sold by the Placement Agent, unless an exemption for such state registration is available to the Placement Agent.  The Placement Agent is in compliance with all material rules and regulations applicable to the Placement Agent generally and to the Placement Agent’s participation in the Offering.

4.

Representations and Warranties of the Company.

The Company represents and warrants as follows:

A.

The execution, delivery and performance of each of this Agreement, the Subscription Agreements and the Escrow Agreement (as defined below) has been duly and validly authorized by the Company and is, or with respect to the Subscription Agreements, will be, a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except to the extent that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof or thereof is subject to general principles of equity; or (iii) the indemnification provisions hereof or thereof may be held to be violative of public policy.

B.

The issuance, sale and delivery by the Company of the Securities have been or will be prior to the Closing duly authorized by all requisite corporate action of the Company.  The Debenture Shares and the Placement Agent Shares will, prior to the Closing, be duly reserved for issuance upon conversion of the Debentures exercise of the Warrants and exercise of the Placement Agent Warrants, respectively.

C.

Except as set forth in the Offering Documents, all issued and outstanding securities of the Company have been duly authorized and validly issued, fully paid and non-assessable and were issued in compliance with all applicable federal and state securities laws; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company.  The Company has 700,000,000 shares of authorized Common Stock, 32,433,266 shares of which are issued and outstanding as of December 15, 2006 and 30,000,000 shares of authorized Preferred Stock of which there are no shares of Preferred Stock outstanding on the date hereof.

D.

Except as set forth in the Offering Documents, there are: (i) no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements pursuant to which the Company is or may become obligated to issue, sell or repurchase any securities of the Company; (ii) no restrictions on the transfer of the Company’s capital stock imposed by the Company’s Certificate of Incorporation or Bylaws or any agreement to which the Company is a party, any order of any court or any governmental agency to which the Company is subject or any statute other than those imposed by relevant state and federal securities laws; (iii) no cumulative voting or preemptive rights for any of the Company’s capital stock; (iv) no registration rights under the Securities Act with respect to the Company’s capital stock; (v) no antidilution adjustment provisions or similar rights with respect to the outstanding securities of the Company will be triggered by the issuance of the Securities; (vi) no voting trusts or agreements, shareholders agreements, pledge agreements, buy-sell, rights of first offer, negotiation or refusal or proxies or similar arrangements relating to any securities of the Company to which the Company is a party; and (vii) no options or other rights to purchase securities from its shareholders granted by such shareholders.

E.

The Debenture Shares and Placement Agent Shares, when issued in accordance with the terms of the Subscription Agreement and the Placement Agent Warrants and the terms of this Agreement as the case may be, will be validly issued, fully-paid and non-assessable.  The holders of the Securities will not be subject to personal liability under the Company’s Certificate of Incorporation or Bylaws or, any state law, solely by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

F.

The Company and each of its subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation, any real or personal property stated in the Offering Documents to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any nature whatsoever, other than those set forth in the Offering Documents and liens for taxes not yet due and payable.  All of the leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease.

G.

There is no litigation or governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the Company or its properties or business.  The Company is not a party to any order, writ, injunction, judgment or decree of any court.

H.

Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under its respective state of incorporation.  The Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity.  The Company has the subsidiaries set forth on Schedule 4(H) ..  The Company owns 100% of the outstanding capital stock of each subsidiary.  The Company and its subsidiaries have all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct their businesses (and proposed business), and they are doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which they are engaged, except where failure to so comply would not have a material adverse effect on the Company and each subsidiary's future as a whole (“MAE”).  The Company has all corporate power and authority to enter into this Agreement, the Subscription Agreements, the Debentures, the Warrants, the Placement Agent Warrants, and Escrow Agreement and to carry out the provisions and conditions hereof and thereof and to issue, sell and deliver the Securities.  No consents, authorizations, approvals, or orders of, or registration, qualification, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection herewith and therewith or to issue, sell and deliver the Securities, other than registration or qualification, or taking such action to secure exemption from such registration or qualification of the Securities under applicable state, federal or foreign securities laws, which actions have been taken or will be taken prior to the Closing.

I.

The Company is not in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound.  The Company is not in violation of any provision of its charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation, except for the violation of statutes, rules or regulations would not have a MAE.  Neither the execution and delivery of this Agreement and the Subscription Agreements, nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the Subscription Agreements, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except where such default, lien, charge or encumbrance would not have a MAE; nor will such action result in any violation of the provisions of the charter or the Bylaws of the Company or, assuming the due performance by the Placement Agent of its obligations hereunder, any statute, order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

J.

Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than Placement Agent and there are no claims for services in the nature of a finder’s or origination fee with respect to the sale of the Securities.

K.

Each of the Company and each of its subsidiaries owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such license, patent or rights described in the Offering Documents as being owned or possessed by the Company and its subsidiaries) and there is no claim or action by any person pertaining to, or proceeding, pending or to the Company’s knowledge, threatened, which challenges the rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company’s and its subsidiaries’ businesses (including, without limitation, any such licenses or rights described in the Offering Documents as being owned or possessed by the Company and its subsidiaries); of the Company’s and each subsidiary’s current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

L.

The Company and each subsidiary is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ.

M.

Subject to the performance by the Placement Agent of its obligations hereunder, and the accuracy of the representations and warranties made by the respective investors in the Subscription Agreements, the Offering Documents and the offer and sale of the Securities comply, and will continue to comply, through the Offering Period with the requirements of Rule 506 of Regulation D promulgated by the Commission pursuant to the Securities Act and any other applicable federal and state laws, rules, regulations and executive orders.  Neither the Offering Documents nor any amendment or supplement thereto, nor any other documents prepared by the Company in connection with the Offering contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  All statements of material facts in the Offering Documents are true and correct as of the date of the Offering Documents and will be true and correct in all material respects on the date of each Closing except with respect to the number of shares of Common Stock outstanding, which may change between the date hereof and the date of each Closing due to the conversion of outstanding securities as described in the Offering Documents.  If at any time prior to the completion of the Offering or other termination of this Agreement any event shall occur as a result of which it might, in the Company’s opinion, become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then existing, not misleading, the Company will promptly notify Placement Agent and will supply Placement Agent with amendments or supplements correcting such statement or omission.

N.

All taxes which are due and payable from the Company and its subsidiaries have been paid in full or appropriate extensions of such payment have been obtained and the Company does not have any tax deficiency or claim outstanding assessed or proposed against it

(except for such amounts set forth in the Offering Documents or on Schedule 4(N) , which amounts will be paid at Closing).

O.

Intentionally omitted.

P.

Neither the Company nor its subsidiaries have any of their officers, directors, employees or agents, nor any other person acting on behalf of the Company or its subsidiaries have, directly or indirectly, given or agreed to give any money, gift or similar benefit to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company or its subsidiaries (or assist it in connection with any actual or proposed transaction) which (i) might subject the Company or its subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) if not given in the past, might have had a MAE on the assets, business or operations of the Company and its subsidiaries as reflected in any of the financial statements contained in the Offering Documents or on Schedule 4(P) , or (iii) if not continued in the future, might adversely affect the assets, business or operations of the Company or its subsidiaries.

Q.

Assuming (i) the accuracy of the information provided by the respective investors in the Subscription Agreements and (ii) that Placement Agent has complied in all material respects with its obligations under this Agreement, the offer and sale of the Securities pursuant to the terms of the Offering Documents are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder.

R.

When the Debenture Shares and the Placement Agent Shares shall have been duly delivered to the Purchasers and Placement Agent, respectively, and payment shall have been made therefore, the Purchasers and Placement Agent, respectively, shall have good and marketable title to the Debenture Shares and Placement Agent Shares, as the case may be, free and clear of all liens, encumbrances and claims whatsoever and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

S.

The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by Placement Agent.  No representation or warranty by the Company in this Agreement, and no written statement contained in any document, certificate or other writing delivered by the Company to Placement Agent contains any untrue statement of material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

T.

Upon receipt of an executed Subscription Agreement, Company will promptly forward copies of the subscription documents to Placement Agent.

U.

The Company will not deliver the Offering Documents to any person it does not reasonably believe to be an Accredited Investor.

V.

The Company will not take any action which it reasonably believes would cause the Offering to violate the provisions of the Securities Act, Exchange Act, or the Rules and Regulations.

W.

The Company shall use all reasonable best efforts to determine whether any prospective Purchaser is an Accredited Investor.

X.

As of the date hereof, the Company has no contractual liability or any other liability, whether accrued, contingent, absolute, determined, indeterminable or otherwise, which was not (i) reflected or reserved against in the financial statements or (ii) incurred in the ordinary course of business, consistent with past practice since the date of its inception balance sheet.

Y.

Since its inception, except as disclosed in the Offering Documents, the Company has not incurred any liabilities or obligations, direct or contingent, not consistent with its past practices, or entered into any transaction not consistent with its past practices, which is material to the business of the Company, and, since the date of the Memorandum, there has not been any change in the capital stock of, or any incurrence of funded debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company, and the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any material litigation whether or not in the ordinary course of business.

Z.

 Except with respect to holders of the Debentures, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.  The Company shall grant registration rights under the Securities Act to the investors in the Offering and/or their transferees as more fully described in the Subscription Agreement between the Company and the investors.

AA.

No person, firm or other business entity is a party to any agreement, contract or understanding, written or oral entitling such party to a right of first refusal with respect to offerings by the Company.

5.

Certain Covenants and Agreements of the Company.

The Company covenants and agrees at its expense and without any expense to Placement Agent as follows:

A.

To advise Placement Agent of any adverse change in the Company’s financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Documents occurring at any time prior to a Closing as soon as reasonably practicable after the Company is either informed or becomes aware thereof.

B.

To use its best efforts to cause the Securities to be qualified or registered for sale, or to obtain exemptions from such qualification or registration requirements, on terms consistent with those stated in the Offering Documents, the Debentures, the Warrants and the Placement Agent Warrants under the securities laws of such jurisdictions as Placement Agent shall reasonably request, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation.  Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.  Company’s counsel shall perform the required “Blue Sky” services, and all reasonable expenses and disbursements of Company’s counsel relating to such “Blue Sky” matters and relating to the Offering shall be paid by the Company.

C.

To apply the net proceeds of the Offering as described in the Offering Documents or as set forth on Schedule 5(C).

D.

To reimburse the Placement Agent for costs associated with printing the Offering Documents.

E.

To comply with the terms of the Subscription Agreements, Debentures and Placement Agent Warrants including, without limitation, the registration rights provisions thereof.

F.

To issue to Placement Agent or its designees, at the Closing, the Placement Agent Warrants and provide for registration by the Company of the Placement Agent Shares issuable upon the exercise thereof as set forth in the Placement Agent Warrants.

G.

To keep available out of its authorized and designated Common Stock, solely for the purpose of issuance and conversion of the Debenture Shares and issuance and exercise of the Placement Agent Warrants, such number of Debenture Shares and Placement Agent Shares, respectively.

H.

Within three (3) days from the date hereof, Placement Agent shall receive a copy of a duly executed escrow agreement in the form previously delivered to the Company regarding the deposit of funds pending the closing(s) of the Offerings with a bank or trust company acceptable to the Placement Agent (the “Escrow Agreement”).

I.

There shall be satisfaction by the Placement Agent, in its sole discretion, with their ongoing due diligence of the Company.

6.

Indemnification.

The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates, the directors, officers and employees of the Placement Agent and its affiliates, and each other person or entity, if any, controlling the Placement Agent or any of its affiliates (collectively, “Indemnified Persons”), from and against, and the Company agrees that no Indemnified Person shall have any liability to the Company or its owners, parents, affiliates, securityholders or creditors for, any losses, claims, damages, liabilities or expenses (including actions, claims or proceedings in respect thereof) (collectively, “Actions”) brought by or against any person, including stockholders of the Company, and the cost of any investigation and preparation therefore and defense thereof (collectively, “Losses”) (A) related to or arising out of (i) the Company’s action or failure to act, (ii) any statements or omissions made in any disclosure or other information or materials used in connection with the transaction(s) described in or contemplated by this Agreement (collectively, the “Transactions”) or the services, commitment or other obligations undertaken or being considered by the Placement Agent in this Agreement (collectively, “the Placement Agent’s Role”), or (iii) the action or failure to act by an Indemnified Person with the Company’s consent or in reliance on the Company’s action or failure to act or (B) otherwise related to or arising out of the Transactions or the Placement Agent’s Role, or any other matter referred to in this Agreement, except that this clause (B) shall not apply to the Losses of an Indemnified Person that are determined by a court of competent jurisdiction to have resulted from the bad faith or gross negligence of such Indemnified Person.

If such indemnification is for any reason not available or insufficient to hold an Indemnified Person harmless, the Company agrees to contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Company, any affiliate of the Company and any guarantor of the Company’s obligations hereunder or in the Transactions and any of their securityholders, on the one hand, and any guarantor of the Company’s obligations hereunder or in the Transaction(s) to which such indemnification relates or would have related or, if such allocation is judicially determined by a court of competent jurisdiction in a final judgment not subject to appeal to be unavailable or if it is insufficient to hold an Indemnified Person harmless in such proportion as is appropriate to reflect not only such relative benefits, but also other equitable consideration such as the relative fault of the Company or any such affiliate or guarantor, on the one hand, and of the Placement Agent, on the other hand; provided, however, that the Company shall be responsible for all Losses which in the aggregate are in excess of the amount of all fees actually received by the Placement Agent from the Company in connection with the Placement Agent’s Role as to such Transaction(s) to which such indemnification relates or would have related shall be deemed to be in the same proportion as (i) the total gross proceeds (before costs, expenses and underwriting or placement compensation) received, or the total value paid or proposed to be paid or received or proposed to be received, in each case by or on behalf of the Company, each such affiliate, each such guarantor and their securityholders, as the case may be, pursuant to such Transaction(s), whether or not consummated, bears to (ii) all fees paid or proposed to be paid to the Placement Agent by the Company in connection with the Placement Agent’s Role as to such Transaction(s).

THE PLACEMENT AGENT HEREBY AGREES AND THE COMPANY HEREBY AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SECURITYHOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF THE PLACEMENT AGENT’S ROLE OR THIS PLACEMENT AGENT AGREEMENT.

7.

Payment of Expenses.

Whether or not the Offering is successfully completed, the Company hereby agrees to bear all of its expenses in connection with the Offering, including, but not limited to the following:  due diligence, travel, lodging, filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of offering material, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company’s counsel and accountants, issue and transfer taxes, if any, “Blue Sky” counsel fees and expenses and the legal fees and expenses of Placement Agent’s counsel in an amount not to exceed $10,000 (if the Offering is not consummated).  It is agreed that the Company’s counsel shall perform the required Blue Sky legal services.

8.

Conditions of the Closing.

Provided the Offering shall have been subscribed for and funds representing such amount thereof shall have cleared, each Closing shall be held at the offices of a Placement Agent’s counsel or such other place as mutually agreed upon by the parties. The obligations of the Placement Agent hereunder shall be subject to the continuing accuracy of the representations and warranties, in all material respects, of the Company herein as of the date hereof and as of the date of the Closing as if such representations and warranties had been made on and as of such Closing; the accuracy on and as of the date of each Closing of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of each Closing of its covenants and obligations hereunder and to the following further conditions:

A.

At or prior to each Closing, counsel for Placement Agent shall have been furnished such documents, certificates and opinions as it may reasonably require for the purpose of enabling it to review or pass upon the matters referred to in this Agreement and the Offering Documents, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

B.

At and prior to each Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the financial condition or operations except where such change would not have a material adverse effect or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Documents; (ii) there shall have been no material transaction, not in the ordinary course of business, entered into by the Company which has not been disclosed as having taken place or being contemplated in the Offering Documents or to the Placement Agent in writing; (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness, excluding trade payables, for which a waiver or extension has not been otherwise received except where such default would not have a material adverse effect; (iv) except as set forth in the Offering Documents or in the Schedules to this Agreement, the Company shall not have issued any securities (other than those set forth in the Offering Documents or pursuant to the exercise of outstanding warrants or options) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any material adverse change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except with respect to assets in the normal course of business and as indicated in the Offering Documents or in the Schedule s to this Agreement; and (vi) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could have a material adverse effect, except as set forth in the Offering Documents or in the Schedule s of this Agreement.

C.

The Offering will become qualified or be exempt from qualification under the securities laws of the several states as contemplated by Section 5(B) no later than the date of the Closing and no stop order suspending the sale of the Notes shall have been issued, and no proceedings for that purpose shall have been initiated or threatened.

D.

At each Closing, the Placement Agent shall have received a certificate of the Company signed by its chief executive officer, dated as of the date of such Closing, to the effect that the conditions set forth in subparagraph (B) above have been satisfied and that, as of the date of such Closing, the representations and warranties of the Company set forth herein are true and correct.

E.

At each Closing, the Company shall have duly executed and delivered the appropriate amount of Debentures and Warrants to the respective holders thereof.

F.

At each Closing, the Company shall duly and validly issue the Placement Agent Warrants in accordance with the terms hereof.

G.

There shall be satisfaction by the Placement Agent, in its sole discretion, with its ongoing due diligence of the Company.

9.

Termination.

This Agreement shall terminate if a Closing does not take place on or before seven (7) business days following the Offering Period.  In the event that the Offering is not successfully completed, then the Company shall immediately pay to Placement Agent the amount of its out-of-pocket expenses incurred in connection with the offer of the Securities and pay all fees of counsel to Placement Agent, not to exceed $10,000.  Upon any termination of the Offering, all subscription documents and payments for the Securities not previously delivered to the Purchasers thereof, shall be returned to the respective subscribers, without interest thereon or deduction therefrom, and neither party hereto shall have any further obligation to each other, except as specifically provided herein.

10.

Miscellaneous.

A.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

B.

Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered, sent by overnight courier or faxed, addressed as follows:

To Newbridge:

Newbridge Securities Corporation

1451 West Cypress Creek Road, Suite 204

Fort Lauderdale, Florida 33309

Fax:  (954) 337-2901

Attention:  Douglas Aguililla

with a copy to:

Cozen O’Connor

1627 I Street, NW, Suite 1100

Washington, DC 20006

Fax: (202) 912-4830

Attention: Alec Orudjev, Esq.

to the Company:

The Quantum Group, Inc.

3460 Fairlane Farms Road, Suite #4

Wellington, Florida  33414

Attention:  Noel Guillama

with a copy to:

Arnstein & Lehr LLP

200 East Las Olas Blvd., Suite 1700

Fort Lauderdale, Florida  33301

Fax: (954) 713-7700

Attention:  Joel Mayersohn, Esq.

or to such other address of which written notice is given to the others.

C.

This Agreement shall be governed by and construed in all respects under the laws of the State of Florida, without reference to its conflict of laws rules or principles.  Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in any Florida State court sitting in the County of Broward, Florida and any Federal court sitting in the Southern District of the State of Florida.  The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of Florida and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

D.

This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto with respect to the subject Offering and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.  The terms and conditions of any other agreement between the Company and Placement Agent are hereby terminated, and specifically the letter of intent between the Placement Agent and the Company, as well as any other prior agreement or understanding not set forth herein between the Company and the Placement Agent are hereby terminated, voided and made null.

E.

If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE QUANTUM GROUP, INC.

By:	/s/ DONALD B. COHEN
Name: Donald B. Cohen
Title: Vice President

NEWBRIDGE SECURITIES CORPORATION

By:   DOUGLAS K. AGUILILLA

      Name: Douglas K. Aguililla

      Title:   Director of Investment Banking